                               JOHN HANCOCK FUNDS
    - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                                      CASH
                                   MANAGEMENT
                                      FUND


                                  ANNUAL REPORT


                               September 30, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                    Chairman
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                                 Gail D. Fosler*
                                  Bayard Henry*
                               Richard S. Scipione
                               Edward J. Spellman*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
           Vice President, Assistant Secretary and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                               INDEPENDENTAUDITORS
                                Ernst & Young LLP
                              200 Clarendon Street
                         Boston, Massachusetts 0216-5023

                               CHAIRMAN'S MESSAGE


DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through September, the Dow Jones Industrial Average had reached record highs and had grown, along with the Standard & Poor's 500-Stock Index, by more than 20%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

        On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While the Congressional rhetoric is just beginning to heat up, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

        We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

        Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

        Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                       BY DAWN BAILLIE, PORTFOLIO MANAGER

                                  JOHN HANCOCK
                              CASH MANAGEMENT FUND

                RISING YIELDS BENEFIT MONEY MARKET FUNDS IN 1995

Throughout John Hancock Cash Management Fund's fiscal year, money market yields have approached their highest levels in almost four years as a result of the Federal Reserve's seven interest rate increases in 1994 and early 1995. Currently the Federal Funds rate -- the interest rate banks charge each other for overnight loans and which serves as the benchmark for pricing most money market securities -- stands at 5.75%. With yields between 5% and 6%, money market investors are earning a real rate of return -- that is, the return after inflation -- of 2.5% to 3%. As a result, many investors have returned to money market funds in 1995. They recognize that these funds present not only a "safe haven" for stock and bond investors, but also an attractive and competitive alternative to more risky stock and bond funds.

        On September 30, 1995, John Hancock Cash Management Fund had a 7-day average yield of 5.08%, up substantially from its 3.94% average 7-day yield on September 30, 1994. By comparison, the average taxable money fund had a 7-day average yield of 5.21% on September 30, 1995 and 4.20% on September 30, 1994, according to IBC/Donoghue's Money Fund Report.

[A 2 1/2" x 2 1/2" photo of Dawn Baillie, bottom center. Caption reads: "Dawn Baillie, portfolio manager."]

MATURITY LENGTHENS

After the last interest-rate hike in early February 1995, the market began to anticipate that the Fed would soon be done raising rates. That expectation, coupled with signs of a slowing economy and positive technical factors in the market, caused short-term rates to drop off slightly. In response, money fund managers began to take a slightly more aggressive approach by lengthening their average maturities.

        We did this gradually throughout the year, extending from an average 25- to 30-day range in the last quarter of 1994 to 59 days by the end of September 1995. That was slightly longer than the 54-day maturity for the average taxable money market fund, mostly


                                    [CAPTION]
                    "...MONEY MARKET YIELDS HAVE APPROACHED
                 THEIR HIGHEST LEVELS IN ALMOST FOUR YEARS..."

                   John Hancock Funds - Cash Management Fund

[Bar chart with heading "7-Day Yield" at top of left hand column. Under the heading is the footnote "As of September 30, 1995." The chart is scaled in increments of 2% from top to bottom with 6% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 5.08% 7-day yield for John Hancock Cash Management Fund. The second represents the 5.21% 7-day yield for the average taxable money fund. Footnote below reads: "The average money market fund is tracked by IBC/Donoghue's Money Fund Report.]

because we locked in some high-yielding securities before the Federal Reserve lowered the Federal Funds rate to 5.75% in July in response to a slowing economy.

HIGHER QUALITY ISSUES

The Fund actively manages its investments to assure that all its money market securities are high quality. In that regard, we have temporarily stopped buying Japanese bank obligations until the Japanese government completes its bank bailout package. Once we're comfortable that Japan's banking crisis has been resolved, we'll resume investing in those banks that have the best loan quality and offer the Fund additional yield. Until then, we've increased our holdings in higher-quality domestic bank obligations, corporate obligations and commercial paper -- short-term IOUs issued by borrowers to investors with temporary idle cash -to keep our yield competitive.

OUTLOOK

We don't expect short-term rates to stray much from their current levels in the months ahead. While it's possible that the Fed could lower rates again, it probably wouldn't be by much more than a quarter of a percentage point. And recent economic data, such as the August jobs report, did little to alter forecasts for mild growth and dwindling inflation.

        On the fiscal front, we're keeping our eyes on Washington and efforts to tackle the budget deficit. We're also following the great theoretical debate about whether the Federal Reserve should begin to ease credit now in anticipation of Congressional budget cuts. In theory, if the Fed believes that Congress will implement sizable budget cuts by year-end, it should begin lowering interest rates in advance. That would give the economy time to speed up enough to offset any slowdown such cuts in spending would cause. But therein lies the problem: it's just not clear what Congress will do.

        For now, we plan to stick to our current strategy of buying high-quality securities and maintaining an average maturity of 55-65 days. We will keep a close eye on the economy as we expect growth to remain mild and inflation to remain in check. If growth remains too sluggish and it looks like a deficit reduction plan may be put in place, the Fund may begin to lengthen its average maturity to protect against a rate decline. However, the Fund will have some interesting technical opportunities at the end of the year, when there is usually a strong demand for financing, which in turn drives short-term yields up. With this in mind, we will watch carefully for the best time to lock in higher yields.


--------------------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

                                   [CAPTION]
     "...WE EXPECT GROWTH TO REMAIN MILD AND INFLATION TO REMAIN IN CHECK."

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Management Fund

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments, in money market instruments,
   at value - Note C:
   Commercial paper (cost - $147,577,455).................          $147,577,455
   Negotiable bank certificates of deposit
     (cost - $8,008,044)..................................             8,008,044
   Corporate interest-bearing obligations
     (cost - $83,626,218).................................            83,626,218
   Joint repurchase agreement (cost - $2,229,000)                      2,229,000
                                                                    ------------
                                                                     241,440,717
  Cash....................................................               158,873
  Interest receivable.....................................             1,968,466
                                                                    ------------
                    Total Assets..........................           243,568,056
                    ------------------------------------------------------------
LIABILITIES:
  Payable for investments purchased.......................             5,000,000
  Dividend payable........................................                25,173
  Payable to John Hancock Advisers, Inc. and affiliates -
   Note B.................................................               346,960
  Accounts payable and accrued expenses...................                65,037
                                                                    ------------
                    Total Liabilities.....................             5,437,170
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in.........................................           238,130,886
                                                                    ------------
                    Net Assets............................          $238,130,886
                    ============================================================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE:

  (based on 238,130,886 shares of beneficial interest
  outstanding - unlimited number of shares authorized
  with no par value)......................................          $       1.00
================================================================================

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON SEPTEMBER 30, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND FOR THE PERIOD.

STATEMENT OF OPERATIONS
Year ended September 30, 1995
--------------------------------------------------------------------------------
Investment Income:
  Interest................................................           $14,582,831
                                                                     -----------
  Expenses:
   Investment management fee - Note B.....................               984,764
   Transfer agent fee - Note B............................               965,009
   Custodian fee..........................................                81,518
   Registration and filing fees...........................                62,566
   Auditing fee...........................................                35,231
   Printing...............................................                34,060
   Trustees' fees.........................................                22,787
   Miscellaneous..........................................                 9,703
   Legal fees.............................................                 6,732
                                                                     -----------
                    Total Expenses........................             2,202,370
                    ------------------------------------------------------------
                    Net Investment Income.................            12,380,461
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations.............           $12,380,461
                    ============================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Management Fund

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                                                    ---------------------------
                                                                                                        1995           1994
                                                                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment Income.......................................................................      $ 12,380,461    $ 6,001,558
                                                                                                    ------------   ------------
   Net Increase in Net Assets Resulting from Operations.......................................        12,380,461      6,001,558
                                                                                                    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income ($0.0501 and $0.0291 per share, respectively)..........       (12,380,461)    (6,001,558)
                                                                                                    ------------   ------------
FROM FUND SHARE TRANSACTIONS-- NET*...........................................................        14,231,512     40,190,579
                                                                                                    ------------   ------------

NET ASSETS:
  Beginning of year...........................................................................       223,899,374    183,708,795
                                                                                                    ------------   ------------
  End of year.................................................................................      $238,130,886   $223,899,374
                                                                                                    ============   ============


* ANALYSIS OF FUND SHARE TRANSACTIONS AT $1 PER SHARE:
  Shares sold.................................................................................      $859,281,131   $674,344,812
                                                                                                    ------------   ------------
  Shares issued to shareholders in reinvestment of distributions..............................        11,155,429      5,410,901
                                                                                                    ------------   ------------
                                                                                                     870,436,560    679,755,713
  Less shares repurchased.....................................................................      (856,205,048)  (639,565,134)
                                                                                                    ------------   ------------
Net increase................................................................................        $ 14,231,512   $ 40,190,579
                                                                                                    ============   ============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Management Fund

FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                    ------------------------------------------------

                                                                             1995       1994        1993        1992         1991
                                                                            ------     -------     -------     -------      -------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period................................      $ 1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                                                            ------     -------     -------     -------     --------
  Net Investment Income...............................................        0.05        0.03        0.02        0.04         0.06
                                                                            ------     -------     -------     -------     --------
  Less Distributions:
  Dividends from Net Investment Income................................       (0.05)      (0.03)      (0.02)      (0.04)       (0.06)
                                                                            ------     -------     -------     -------     --------

  Net Asset Value, End of Period......................................      $ 1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                                                            ======     =======     =======     =======     ========
  Total Investment Return at Net Asset Value..........................        5.33%       2.95%       2.47%       3.77%        6.23%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...........................    $238,131    $223,899    $183,709    $201,900     $250,847
  Ratio of Expenses to Average Net Assets.............................        0.89%       0.95%       0.98%       0.95%        0.90%
  Ratio of Net Investment Income to Average Net Assets................        5.03%       2.94%       2.45%       3.75%        6.08%



The Financial Highlights summarize the impact of net investment income and dividends on a single share for the period indicated. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Management Fund

Schedule of Investments
September 30, 1995
--------------------------------------------------------------------------------

                                                                                                         PAR VALUE
                                                                                 INTEREST   QUALITY        (000'S
ISSUER, DESCRIPTION                                                                RATE     RATINGS*      OMITTED)         VALUE
-------------------                                                                ----     --------     ---------         -----
COMMERCIAL PAPER
AUTOMOTIVE (1.68%)
  Ford Motor Credit Co.,
   10-03-95.................................................................       5.740%    Tier 1       $4,000         $3,998,087
                                                                                                                         ----------
BANKING (2.10%)
  Norwest Corp.,
   10-03-95.................................................................       5.770     Tier 1        5,000          4,997,596
                                                                                                                         ----------
BANKING - FOREIGN (1.68%)
  Deutsche Bank
   Financial, Inc.
   10-13-95.................................................................       5.730     Tier 1        4,000          3,991,723
                                                                                                                         ----------
BROKER SERVICES (11.57%)
  Bear Stearns Cos., Inc.,
   10-02-95.................................................................       5.750     Tier 1        4,800          4,798,467
  Bear Stearns Cos., Inc.,
   10-18-95.................................................................       5.740     Tier 1        3,000          2,991,390
  Bear Stearns Cos., Inc.,
   10-19-95.................................................................       5.750     Tier 1        4,500          4,486,344
  Goldman Sachs Group.,
   L.P. 10-06-95............................................................       5.770     Tier 1        5,000          4,995,192
  Merrill Lynch & Co., Inc.,
   10-05-95.................................................................       5.750     Tier 1        6,000          5,995,208
  Merrill Lynch & Co., Inc.,
   10-06-95.................................................................       5.750     Tier 1        2,800          2,797,317
  Merrill Lynch & Co., Inc.,
   10-18-95.................................................................       5.750     Tier 1        1,500          1,495,687
                                                                                                                         ----------
                                                                                                                         27,559,605
                                                                                                                         ----------
FINANCE (8.19%)
  American Honda Finance
   Corp., 10-16-95..........................................................       5.770     Tier 1        4,000          3,989,742
  American Honda Finance
   Corp., 11-01-95..........................................................       5.750     Tier 1        3,000          2,984,667
  General Electric Capital
   Corp., 10-26-95..........................................................       6.460     Tier 1        2,055          2,045,412
  IBM Credit Corp.,
   10-02-95.................................................................       5.730     Tier 1        5,500          5,498,249
  IBM Credit Corp.,
   10-03-95.................................................................       5.730     Tier 1        5,000          4,997,613
                                                                                                                         ----------
                                                                                                                         19,515,683
                                                                                                                         ----------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE FUND ON SEPTEMBER 30, 1995. IT'S DIVIDED INTO FIVE TYPES OF SHORT-TERM INVESTMENTS. MOST CATEGORIES OF SHORT-TERM INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUP.


                                                                                                         PAR VALUE
                                                                                 INTEREST   QUALITY        (000'S
ISSUER, DESCRIPTION                                                                RATE     RATINGS*      OMITTED)         VALUE
-------------------                                                                ----     --------     ---------         -----
MORTGAGE BANKING (5.45%)
  Countrywide Funding Corp.,
   10-12-95.................................................................       5.780%    Tier 1       $9,100         $9,082,467
  Countrywide Funding Corp.,
   10-20-95.................................................................       5.800     Tier 1        2,800          2,790,978
  Countrywide Funding Corp.,
   10-24-95.................................................................       5.770     Tier 1        1,100          1,095,769
                                                                                                                         ----------
                                                                                                                         12,969,214
                                                                                                                         ----------
RETAIL STORES (4.61%)
  Sears Roebuck Acceptance
   Corp., 10-04-95..........................................................       5.750     Tier 1        7,000          6,995,528
  Sears Roebuck Acceptance
   Corp., 10-12-95..........................................................       5.750     Tier 1        4,000          3,992,333
                                                                                                                         ----------
                                                                                                                         10,987,861
                                                                                                                         ----------
TOBACCO (0.96%)
  Philip Morris Cos., Inc.,
   10-02-95.................................................................       5.770     Tier 1        2,277          2,276,270
                                                                                                                         ----------
UTILITIES - ELECTRIC (16.35%)
  Oklahoma Gas & Electric
   Co., 10-02-95............................................................       6.550     Tier 1       13,000         12,995,269
  Pennsylvania Power &
   Light Co., 10-04-95 .....................................................       5.800     Tier 1        1,000            999,355
  Pennsylvania Power &
   Light Co., 10-05-95 .....................................................       5.900     Tier 1        1,000            999,180
  Pennsylvania Power &
   Light Co., 10-06-95 .....................................................       5.800     Tier 1        4,500          4,495,650
  Pennsylvania Power &
   Light Co., 10-10-95 .....................................................       5.850     Tier 1        3,400          3,394,475
  Pennsylvania Power &
   Light Co., 10-12-95 .....................................................       5.850     Tier 1        3,000          2,994,150
  Public Service Electric and
   Gas Co., 10-11-95 .......................................................       5.760     Tier 1        1,300          1,297,712


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Management Fund

                                                                                                         PAR VALUE
                                                                                 INTEREST   QUALITY        (000'S
ISSUER, DESCRIPTION                                                                RATE     RATINGS*      OMITTED)         VALUE
-------------------                                                                ----     --------      --------         -----
UTILITIES - ELECTRIC (CONTINUED)
  Public Service Electric and
   Gas Co., 10-13-95 .......................................................       5.770%    Tier 1       $  900         $  898,125
  Public Service Electric and
   Gas Co., 10-13-95 .......................................................       5.780     Tier 1        2,000          1,995,826
  Public Service Electric and
   Gas Co., 10-17-95 .......................................................       5.770     Tier 1        2,000          1,994,550
  Public Service Electric and
   Gas Co., 10-23-95 .......................................................       5.760     Tier 1        6,900          6,874,608
                                                                                                                        -----------
                                                                                                                         38,938,900
                                                                                                                        -----------
UTILITIES - TELEPHONE (9.38%)
  Bell Atlantic Financial
   Services, 10-10-95 ......................................................       5.730     Tier 1       13,000         12,979,309
  Bell Atlantic Network
   Funding Corp.,
   10-05-95.................................................................       5.710     Tier 1        2,800          2,797,779
  GTE Corp.,
   10-30-95.................................................................       5.820     Tier 1        1,600          1,592,240
  GTE Corp.,
   11-02-95.................................................................       5.850     Tier 1        5,000          4,973,188
                                                                                                                        -----------
                                                                                                                         22,342,516
                                                                                                                        -----------
                                                    TOTAL COMMERCIAL PAPER
                                                       (Cost $147,577,455)                                (61.97%)      147,577,455
                                                                                                           -----        -----------

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
U.S BRANCHES OF FOREIGN BANKS (2.52%)
  Deutsche Bank., AG
   07-25-96.................................................................       6.050     Tier 1        3,000          3,000,000
  Societe Generale N.A.,
   Inc., 01-08-96...........................................................       7.650     Tier 1        3,000          3,004,739
                                                                                                                        -----------
                                                                                                                          6,004,739
                                                                                                                        -----------
U.S. DOLLAR EURO CERTIFICATES (0.84%)
  Union Bank of Switzerland.,
   12-29-95.................................................................       7.510     Tier 1        2,000          2,003,305
                                                                                                                        -----------
                                                     TOTAL NEGOTIABLE BANK
                                                   CERTIFICATES OF DEPOSIT
                                                         (Cost $8,008,044)                                ( 3.36%)        8,008,044
                                                                                                            ----        -----------


                                                                                                         PAR VALUE
                                                                                 INTEREST   QUALITY        (000'S
ISSUER, DESCRIPTION                                                                RATE     RATINGS*      OMITTED)         VALUE
-------------------                                                                ----     --------      --------         -----
CORPORATE INTEREST BEARING OBLIGATIONS
AEROSPACE (0.85%)
  Martin Marietta Corp.,
   03-01-96.................................................................       8.500%    Tier 1       $2,000         $2,019,884
                                                                                                                         ----------
AUTOMOTIVE (8.02%)
  Ford Motor Credit Co.,
   12-01-95.................................................................       6.125     Tier 1        3,000          2,996,975
  Ford Motor Credit Co.,
   12-15-95.................................................................       9.125     Tier 1        1,850          1,858,441
  Ford Motor Credit Co.,
   05-15-96.................................................................       8.250     Tier 1        1,000          1,012,617
  General Motors Acceptance
   Corp., 02-01-96..........................................................       8.750     Tier 1        4,600          4,627,314
  General Motors Acceptance
   Corp., 03-13-96..........................................................       8.900     Tier 1        1,000          1,011,773
  General Motors Acceptance
   Corp., 03-13-96..........................................................       9.125     Tier 1        5,000          5,050,539
  General Motors Acceptance
   Corp., 03-20-96..........................................................       8.800     Tier 1        1,500          1,510,642
  General Motors Acceptance
   Corp., 07-17-96..........................................................       9.000     Tier 1        1,000          1,021,461
                                                                                                                         ----------
                                                                                                                         19,089,762
                                                                                                                         ----------
BANKING (14.69%)
  Bank of America,
   NT & SA 10-23-95.........................................................       5.740     Tier 1        7,000          6,999,592
  First Chicago Corp.
   National Bank,
   11-08-95**...............................................................       6.020     Tier 1        5,000          4,999,445
  Key Corp,
   12-04-95.................................................................       5.400     Tier 1        3,000          2,996,486
  Morgan Guaranty Trust
   Co., NY 10-03-96.........................................................       6.070     Tier 1        5,000          5,000,000
  National Bank of Detroit,
   10-19-95.................................................................       5.730     Tier 1        5,000          4,999,993
  NationsBank Corp.,
   12-01-95.................................................................       5.375     Tier 1        1,000            998,677
  NationsBank of Texas,
   08-28-96.................................................................       6.150     Tier 1        7,000          7,000,000
  U.S.National Bank of
   Oregon, 10-30-95.........................................................       5.400     Tier 1        2,000          1,997,595
                                                                                                                         ----------
                                                                                                                         34,991,788
                                                                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Management Fund

                                                                                                         PAR VALUE
                                                                                 INTEREST   QUALITY       (000'S
ISSUER, DESCRIPTION                                                                RATE     RATINGS*      OMITTED)         VALUE
-------------------                                                                ----     --------      --------         -----
CHEMICAL (1.68%)
  Dow Chemical Co.,
   10-15-95......... .......................................................       4.625%    Tier 1       $1,000         $  999,331
  Monsanto Corp.,
   12-21-95.................................................................       8.750     Tier 1        3,000          3,012,489
                                                                                                                         ----------
                                                                                                                          4,011,820
                                                                                                                         ----------
FINANCE (4.20%)
  Household Finance Corp.,
   12-01-95.................................................................       5.900     Tier 1       10,000          9,998,606
                                                                                                                         ----------
INSURANCE (0.85%)
  American General
   Finance Corp.,
   01-31-96.................................................................       9.230     Tier 1        2,000          2,020,795
                                                                                                                         ----------
RETAIL STORES (0.42%)
  Sears Roebuck
   Acceptance Corp.,
   12-15-95.................................................................       6.590     Tier 1        1,000            999,283
                                                                                                                         ----------
TOBACCO (4.41%)
  Philip Morris Cos., Inc.,
   03-07-96.................................................................       8.450     Tier 1        3,950          3,990,181
  Philip Morris Cos., Inc.,
   07-01-96.................................................................       8.875     Tier 1        6,380          6,504,099
                                                                                                                         ----------
                                                                                                                         10,494,280
                                                                                                                         ----------
                                                  TOTAL CORPORATE INTEREST
                                                       BEARING OBLIGATIONS
                                                        (Cost $83,626,218)                                (35.12%)       83,626,218
                                                                                                           -----         ----------


                                                                                                         PAR VALUE
                                                                                 INTEREST                 (000'S          MARKET
ISSUER, DESCRIPTION                                                                RATE                   OMITTED)         VALUE
-------------------                                                                ----                   --------         -----
JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase
   agreement transaction with UBS
   Securities, Inc., Dated 09-29-95,
   due 10-02-95 (Secured by
   U.S. Treasury Bond 10.375%
   due 11-15-12)........... ................................................        6.45%                 $2,229       $ 2,229,000
                                                                                                                      ------------
                                          TOTAL JOINT REPURCHASE AGREEMENT
                                                         (Cost $2,229,000)                                 (0.94%)       2,229,000
                                                                                                            ----      ------------
                                                         TOTAL INVESTMENTS                               (101.39%)    $241,440,717
                                                                                                          ======      ============


*Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the U.S. Securities and Exchange Commission, owned by the Fund. Tier 1 securities are those that have received the highest rating from at least two rating organizations, or one if only one has rated the security.

**Floating rate note, interest rate effective September 30, 1995.

The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Management Fund


NOTE A --
ACCOUNTING POLICIES

John Hancock Cash Management Fund (the "Fund") is an open-end investment management company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS The Trustees have determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAX The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. It will not be subject to federal income tax on taxable earnings which are distributed to shareholders.

DIVIDENDS The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.40% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.35% of the next $250,000,000, (c) 0.30% of the next $250,000,000 and (d) 0.25% of the Fund's average daily net asset value in excess of $750,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. In addition, to compensate JH Funds for the services it provides as distributor of the Fund, the Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund may make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.10% of the Fund's daily net assets to reimburse

                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Cash Management Fund


JH Funds for its distribution/service costs. Up to a maximum of 0.05% may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. The Trustees have voted to suspend both the service fee and the sales fee of the Plan indefinitely.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Effective January 1, 1995, the Fund pays transfer agent fees based on transaction volume and the number of shareholder accounts. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.45% of the Fund's average daily net asset value, plus out of pocket expenses incurred by Investor Services on behalf of the Fund for proxy mailings.

   Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities, including discount earned on investment securities, other than obligations of the U.S. government and its agencies, for the period ended September 30, 1995, aggregated $4,690,670,961 and $4,678,056,477, respectively. Purchases and proceeds from maturities of obligations of the U.S. government and its agencies for the period ended September 30, 1995, aggregated $20,914,541 and $23,151,000, respectively.

   The cost of investments owned at September 30, 1995, for Federal income tax purposes was $241,440,717.

NOTE D --
PLAN OF REORGANIZATION

On August 28, 1995, the Trustees of the Fund voted to approve a plan of reorganization and merger with John Hancock Money Market Fund. The merger is expected to occur on November 17, 1995 upon shareholder approval.

                   John Hancock Funds - Cash Management Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of John Hancock Cash Management Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Cash Management Fund (the "Fund'), including the schedule of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers and other appropriate auditing procedures where replys from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Cash Management Fund at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                            /s/Ernst & Young LLP
Ernst & Young LLP
Boston, Massachusetts
November 1, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during its fiscal year ended September 30, 1995. All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1995 dividends qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for calendar year 1995.

                                     NOTES

                   John Hancock Funds - Cash Management Fund

                                      NOTES

                    John Hancock Funds - Cash Management Fund

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-------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Cash Management Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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